UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-8942
First Carolina Investors, Inc

(Exact name of registrant as specified in charter)
9347A Founders Street
Fort Mill, South Carolina 29708

(Address of principal executive offices)
Brent D. Baird
First Carolina Investors, Inc.
9347A Founders Street
Fort Mill, South Carolina 29708

(Name and address of agent for service)
Registrant’s telephone number, including area code: 803-802-0890
Date of fiscal year end: December 31, 2008
Date of reporting period: December 31, 2008
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-l). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles. A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1.	Report to Stockholders.

The Registrant’s Report to Shareholders at December 31, 2008 is furnished within the filing of this Form N-CSR.

FIRST CAROLINA INVESTORS, INC.

2008
ANNUAL REPORT

Company Profile
FIRST CAROLINA INVESTORS, INC.

Description of Business

First Carolina Investors, Inc. (the “Company”) was organized December 2, 1971. The Company is a non-diversified, closed-end management investment company under The Investment Company Act of 1940.

FORM N-SAR

A copy of the Company’s December 31, 2008 report on Securities and Exchange Commission Form N-SAR will be furnished without charge to shareholders upon written request directed to the Assistant Secretary, First Carolina Investors, Inc., P.O. Box 1827, Fort Mill, SC 29716.

Table of Contents

Management’s Discussion and Analysis of Financial Conditions and Results of Operations	1
Management’s Report	3
Report of Independent Registered Public Accounting Firm	4
Financial Statements	5
Notes to Financial Statements	9
Financial Highlights	15

Quarterly Stock Prices (OTC Bulletin Board) and Dividends Paid Per Share

2008

Quarter	First	Second	Third	Fourth

High Bid	$15.85	15.00	13.70	10.40
Low Bid	$13.50	12.50	9.00	4.00
Cash Dividends	$0.50	0.50	0.50	0.50

2007

Quarter	First	Second	Third	Fourth

High Bid	$31.00	31.00	31.00	32.75
Low Bid	$28.50	29.00	28.75	14.52
Cash Dividends	$0.50	0.50	0.50	14.00

There were approximately 265 record holders of Shares of Common Stock at December 31, 2008.

This stock is not actively traded.

Management’s Discussion and Analysis of Financial Conditions and Results of Operations
FIRST CAROLINA INVESTORS, INC.

RESULTS OF OPERATIONS AND FINANCIAL CONDITION

First Carolina Investors, Inc. (the “Company”) was organized December 2, 1971 as a South Carolina unincorporated business trust. On July 1, 1987 the Company incorporated by merging into a wholly owned subsidiary (First Carolina Investors, Inc.) established solely for this purpose. The Company was incorporated November 24, 1986 under the laws of the State of Delaware.

From the inception of operations through and until December 31, 1975 the Company operated as a real estate investment trust (“REIT”) as defined in the Internal Revenue Code. Subsequently the Company became active in land development through both direct ownership and joint ventures, as well as investments in equity securities of financial and other entities. Real estate activities continued to be the Company’s primary business through the end of 1994. On January 3, 1995 the Company, pursuant to the requirements of The Investment Company Act of 1940, filed notification of registration.

The Company is a closed-end, non-diversified management investment company. As a closed-end, non-diversified management investment company, the Company values assets and liabilities at estimated fair value.

2008 Operations Compared to 2007

The net asset value of the Company as a result of operations decreased by $4,497,111 or $5.08 per share during 2008 as compared to a decrease of $1,529,506 or $1.72 per share during 2007. Total value of distressed and high yield debt was $380,000 at the end of 2008 as compared to $3,095,133 at the end of 2007.

In 2008, the Company sold Fulton Financial Corporation and Marsh & McLennan Companies, Inc. resulting in an after tax realized loss of $275,526. During 2007 the Company reported the sale of the remaining 75,000 shares of M & T Bank Corporation resulting in an after tax realized gain of $5,114,000.

In 2008, the Company purchased $1,751,000 US Treasury Notes. The Company purchased an additional 73,647 shares of Federal Home Loan Mortgage Corporation — Series L and 15,375 shares of Federal Home Loan Mortgage Corporation — Series M. The Company also purchased 5,000 shares of Federal Home Loan Mortgage Corporation during 2008.

Investment income, after income tax benefit was $71,189 for 2008. The investment income, net of income taxes was $283,072 for 2007. The net loss realized on investments in securities, net benefit of income taxes, was $(258,601) in 2008. The net gain realized on investments in securities, net of income taxes, was $8,113,116 in 2007. The net change in unrealized depreciation of investments was $(4,309,699) in 2008 as compared to $(9,925,694) in 2007. These components combined to produce a net decrease in net assets resulting from operations of $(4,497,111) in 2008 as compared to $(1,529,506) in 2007.

At year end net asset value per share was $9.61 in 2008 and $16.69 in 2007. The 2008 and 2007 year-end net asset value was reduced by dividend payments of $2.00 and $15.50, respectively. The 2007 dividend included a special dividend of $14.00 paid in December. See Note 8 of Notes to Financial Statements.

Dividend income decreased during 2008 to $163,323 as compared to $473,230 in 2007. Federal Home Loan Mortgage Corporation was the largest contributor of dividends totaling $120,752. For additional information, including a detailed list of dividends received see Note 2 of Notes to Financial Statements. At the end of 2008, three of the Company’s investees did not pay dividends and are therefore considered non-income producing as compared to two in 2007.

Interest income for 2008 was $243,099 as compared to $757,650 for 2007. During 2008 interest income reported from fixed income securities was $174,483 as compared to $156,925 for 2007. Interest income received from money market fund investments was $61,662 in 2008 compared to $594,249 in 2007. The majority of the decrease in the money market fund investment was due to the payment of the dividend of $14.00 paid in December, 2007.

General and administrative expense decrease in 2008 to $112,317 as compared to $129,755 during 2007. For both years personnel costs were a large component.

The Director fees in 2008 and 2007 included a $10,000 annual retainer per Director. The Chairman of the Audit Committee received a $5,000 retainer fee. The Director fees were $129,000 during 2008 and 2007. At the December 4, 2008 meeting, the Directors voted unanimously to reduce the Director fees in 2009 to $2,000 per meeting and Audit Committee meeting fees to $1,600 per meeting.

Professional fees increased in 2008 to $236,546 as compared to $197,287 in 2007, primarily as a result of increased legal services and fees. Professional fees included audit, tax, legal, and Company Compliance Officer fees.

Other expenses decreased in 2008 to $43,494 as compared to $46,669 during 2007. Other expenses include registrar and transfer agent fees and printing fees.

A special dividend of $14.00 per share was paid in 2007 based on the Company’s accumulated undistributed earnings and profits, the excess liquidity of the Company and the favorable income tax provisions accorded qualifying dividends under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Internal and External Sources of Liquidity

The two major components of the Company’s source of liquidity are investments in securities and cash (including short term investments).

Investments in Securities

While investments consist mainly of marketable securities, they are considered mid to long-term investments.

Real Estate

It is our present policy not to make additional investments in land development.

Cash, including short term investments

At December 31, 2008 and 2007, the Company held net cash and short term investments consisting of a money market mutual fund of $3,032,360 and $2,991,200, respectively, which is highly liquid and accordingly is the Company’s best source of liquidity.

Commitments for Capital Expenditures

The Company has no contractual commitments to purchase additional equity securities.

The Company’s stock repurchase program had been in effect since 1980. As of December, 2003 the Company discontinued repurchasing shares.

Critical Accounting Policy

Our accounting and reporting policies are in accordance with accounting principles generally accepted in the United States of America, and they conform to general practices within the industry. The application of these principles involves judgments and the use of estimates based on assumptions that involved uncertainty at the time of estimation. We have identified the policy for valuing investments in securities that are privately held issuers or for which market quotations are not readily available as a critical accounting policy. Securities for which market quotations are not readily available are valued at fair value as determined by the Pricing Committee of the Board of Directors. The Pricing Committee may consider, if available, financial statements such as balance sheets and statements of operations; business and strategic plans; evaluations of major assets; quality of management; legal, contractual or market restrictions or limitations on sale of securities; and other factors which the Pricing Committee deems relevant.

Summary

During 2008 the net asset value of the Company as a result of operations decreased by $4,497,111 as compared to a decrease of $1,529,506 for 2007. At December 31, 2008 net assets per share were $9.61. This is a decrease of $7.08 per share from the December 31, 2007 net assets per share of $16.69 and also reflects the payment of dividends of $2.00 per share in 2008.

Management’s Report
FIRST CAROLINA INVESTORS, INC.

The management of First Carolina Investors, Inc. is responsible for the preparation, integrity and objectivity of the financial statements and other information in the accompanying Annual Report. These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and necessarily include some estimates which are based upon management’s judgment.

Management is also responsible for establishing and maintaining a system of internal controls to provide reasonable assurance that assets are safeguarded, transactions are properly executed and financial records are adequate and reliable for the preparation of financial statements.

The system of internal controls, while restricted due to having only one employee, provides for certain divisions of responsibilities. Management monitors the system for compliance and performs analytical reviews for reasonableness. Management believes that, as of December 31, 2008, the Company’s system of internal controls is adequate to accomplish the objectives discussed herein.

The Audit Committee of the Board of Directors meets periodically with management and the independent registered public accountants to review matters relating to the quality of financial reporting, internal accounting control and the results of the annual independent audit. The independent registered public accountants have direct and unlimited access to the Audit Committee with or without management present.

The accompanying financial statements have been audited by KPMG LLP, independent registered public accountants, in accordance with the standards of the Public Company Accounting Oversight Board (United States). Their audit includes consideration of the Company’s system of internal controls in order to establish a basis for reliance thereon in determining the nature, extent and timing of auditing procedures required to support their opinion on the financial statements.

Brent D. Baird
President

Report of Independent Registered Public Accounting Firm
FIRST CAROLINA INVESTORS, INC.

The Directors and Shareholders
First Carolina Investors, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of First Carolina Investors, Inc. as of December 31, 2008 and 2007 and the related statements of operations and the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008 and 2007, by correspondence with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 5 to the Notes of the Financial Statements, First Carolina Investors, Inc. changed its method of accounting for income tax uncertainties during 2007 upon the adoption of FASB Interpretation (“FIN”) 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Carolina Investors, Inc. as of December 31, 2008 and 2007 and the results of its operations and the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Charlotte, North Carolina
February 27, 2009

FIRST CAROLINA INVESTORS, INC.
Statements of Assets and Liabilities
December 31, 2008 and 2007

	2008	2007

Assets
Investments in securities, at fair value (note 2) (cost of $14,464,034 in 2008 and $15,910,394 in 2007)	$2,738,258	$11,163,888
Short term money market investments	3,032,360	2,991,200
Cash	117,858	59,792
Accrued dividend and interest receivable	26,259	37,376
Deferred income tax receivable (note 5)	3,906,294	1,611,503
Other assets (note 3)	9,018	32,430

Total assets	9,830,047	15,896,189

Liabilities
Accounts payable and accrued liabilities (note 4)	87,929	117,131
Federal and state income taxes payable	1,220,008	986,479

Total liabilities	1,307,937	1,103,610

Net Assets	$8,522,110	$14,792,579

Analysis of Net Assets:
Net capital paid in on shares of capital stock	8,391,763	8,391,763
Undistributed net investment income and realized gains	7,371,260	9,332,030
Net unrealized (depreciation) of investments	(7,240,913)	(2,931,214)

Net Assets	$8,522,110	$14,792,579

Net assets per share (3,500,000 no par value common shares authorized, 886,679 shares issued, 886,579 shares outstanding, in 2008 and 2007, respectively) (note 7)	$9.61	$16.69

See accompanying Notes to Financial Statements.

FIRST CAROLINA INVESTORS, INC.
Statements of Operations
For the years ended December 31, 2008 and 2007

	2008	2007
INCOME
Dividends	$163,323	$473,230
Interest	243,099	757,650
Other	200	2,300

Total income	406,622	1,233,180

EXPENSES
General and administrative	112,317	129,755
Director fees and expenses	131,383	131,027
Professional fees	236,546	197,287
State and local taxes	26,385	21,925
Other	43,494	46,669

Total expenses	550,125	526,663

Earnings (loss) before income taxes and realized and unrealized appreciation (depreciation) on investments	(143,503)	706,517
Provision for income tax (expense) benefit (note 5)	214,692	(423,445)

Investment income, net	71,189	283,072
Net gain (loss) realized on investments in securities, after income tax expense (benefit) of $(160,186) in 2008 and $5,025,534 in 2007	(258,601)	8,113,116
Net change in unrealized depreciation of investments for the period, after deferred tax benefit of $2,669,571 in 2008 and $6,148,307 in 2007	(4,309,699)	(9,925,694)

Net (decrease) in net assets resulting from operations	$(4,497,111)	$(1,529,506)

See accompanying Notes to Financial Statements.

FIRST CAROLINA INVESTORS, INC.
Statements of Changes in Net Assets
For the years ended December 31, 2008 and 2007

	2008	2007

Increase (decrease) in net assets from operations
Investment income, net of taxes	$71,189	$283,072
Realized gain (loss) on investments, net of taxes	(258,601)	8,113,116
Change in unrealized depreciation, net of taxes	(4,309,699)	(9,925,694)

Net (decrease) in net assets resulting from operations	(4,497,111)	(1,529,506)
Distributions to shareholders of $2.00 per share in 2008 and $15.50 per share in 2007 from investment income, net (note 8)	(1,773,358)	(13,743,525)

Total decrease	(6,270,469)	(15,273,031)
Net assets
Beginning of year	14,792,579	30,065,610

End of year (undistributed net investment income and realized gains of $7,371,260 in 2008 and $9,332,030 in 2007)	$8,522,110	$14,792,579

See accompanying Notes to Financial Statements.

FIRST CAROLINA INVESTORS, INC.
Schedule of Investments
December 31, 2008 and 2007

		2008		2007
		Principal		Principal
		Amount	Fair	Amount	Fair
		or Shares	Value	or Shares	Value

	Common and Preferred Stocks - 16.0% in 2008 and 72.3% in 2007

	Financial Services 24.5% in 2008 and 91.5% in 2007
**, *	Finova Group, Inc.	3,393,684	16,968	3,393,684	37,670
	Federal Home Loan Mortgage Corp. — Series L	172,847	57,040	99,200	3,223,008
	Federal Home Loan Mortgage Corp. — Series B	31,500	23,782	31,500	898,065
	Federal Home Loan Mortgage Corp. — Series M	19,275	7,710	3,900	124,410
**	Federal Home Loan Mortgage Corp.	5,000	1,750	—	—
	Fulton Financial Corporation	—	—	40,000	448,800
	Marsh & McLennan Companies, Inc.	—	—	100,000	2,647,000

	Manufacturing 0.0% in 2008 and 0.0% in 2007
#, ‡, **, †, *	High Falls Brewing Company, LLC	193,900	—	193,900	—

	Diversified 75.5% in 2008 and 8.5% in 2007
	Ravensource Fund	74,000	329,688	74,000	689,802

	Total Common and Preferred Stocks (cost of $7,297,850 in 2008 and $10,614,636 in 2007)		436,938		8,068,755

	Fixed Income Securities 84.0% in 2008 and 27.7% in 2007
	Abitibi-Consolidated, Inc. 7.75% Notes due 2011	$2,000,000	180,000	$2,000,000	1,560,000
#, ‡, **, †, *	High Falls Brewing Company, LLC 12% Notes due 2007	$1,110,000	—	$1,110,000	—
	Moran Energy, Inc. 8.75% Sub Notes due 2008	—	—	$22,000	49,362
#, **, †, *	St. Paul Associates, LLC 12% Sub Notes due 2009	$175,000	—	$175,000	180,771
**, *	Sea Containers Ltd 10.5% Notes Due 2012	$2,000,000	200,000	$2,000,000	1,305,000
	U.S. Treasury Note 4.50% due 2011	$1,751,000	1,921,320	—	—

	Total Fixed Income Securities (cost of $7,166,184 in 2008 and $5,295,758 in 2007)		2,301,320		3,095,133

	Total - 100% (cost of $14,464,034 in 2008 and $15,910,394 in 2007)		$2,738,258		$11,163,888

	Short term money market investments		$3,032,360		$2,991,200

†	Fair Value determined by the Pricing Committee of the Board of Directors.
**	Non-Income Producing Securities in 2008.
*	Non-Income Producing Securities in 2007.
‡	Subject to Subordination Agreement, Pledge Agreement and Limited Recourse Guaranty as of 10/19/07 in favor of Senior Creditors.
#	High Falls Brewing Company, LLC and St. Paul Associates, LLC have been acquired by private-equity firms.

	See accompanying Notes to Financial Statements.

FIRST CAROLINA INVESTORS, INC.
Notes to Financial Statements
December 31, 2008

(1)    Summary of significant accounting policies, financial statement presentation and organization

(a)    Organization

First Carolina Investors, Inc. was organized December 2, 1971 and subsequently incorporated in the State of Delaware on July 1, 1987. On January 3, 1995, First Carolina Investors, Inc. registered as a non-diversified, closed-end management investment company under The Investment Company Act of 1940.

(b)    Investments in Securities

The Company records security transactions based on the trade date. Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Securities of privately-held issuers or for which market quotations are not readily available are valued at fair value as determined in good faith by the Company’s Pricing Committee of the Board of Directors. In determining fair value, the Pricing Committee of the Board of Directors may consider, if available, financial statements; business and strategic plans; evaluations of major assets; quality of management; legal, contractual or market restrictions or limitations on sale of the securities; and other factors which the directors deem relevant. Realized gains and losses are determined based on the average cost of the securities sold.

Interest income is recognized on the accrual basis. Dividend income is recognized on the ex-dividend date. Discounts and premiums on debentures are amortized to cost over the life of the debentures.

(c)    Income taxes

The Company is subject to federal and state corporate income taxes. The Company accounts for deferred income taxes using the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be realized or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

(d)    Distributions to Shareholders

Dividends payable to shareholders are recorded on the declaration date.

(e)    Management’s use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results may differ from these estimates.

(f)    New accounting pronouncements

Effective January 1, 2008, the Company adopted Financial Accounting Standards Board Statement of Financial Standards No. 157 (“SFAS 157), “Fair Value Measurements” which is presented in footnote 2.

(2)    Investments in securities

The Company’s investments in common stocks and debentures, which are stated at fair value, are as follows:

	December 31, 2008
	Principal			Gross	Gross
	Amount or	Fair Value		Unrealized	Unrealized
	Number	as a % of		Holding	Holding	Fair	Dividend
	of Shares	Net Assets	Cost	Gains	Losses	Value	Income

Common and Preferred Stocks
Finova Group, Inc.	3,393,684	0.2%	957,579	—	(940,611)	16,968	—
Federal Home Loan Mortgage Corporation — Series L	172,847	0.7%	3,875,102	—	(3,818,062)	57,040	88,784
Federal Home Loan Mortgage Corporation — Series B	31,500	0.3%	1,357,875	—	(1,334,094)	23,782	27,405
Federal Home Loan Mortgage Corporation — Series M	19,275	0.1%	181,331	—	(173,621)	7,710	4,563
Federal Home Loan Mortgage Corporation	5,000	0.0%	6,300	—	(4,550)	1,750	—
Fulton Financial Corporation	—	—	—	—	—	—	12,000
*High Falls Brewing Company, LLC	193,900	—	564,324	—	(564,324)	—	—
Marsh & McLennan Companies, Inc.	—	—	—	—	—	—	20,000
Ravensource Fund	74,000	3.9%	355,338	—	(25,650)	329,688	10,571

Fixed Income Securities
Abitibi-Consolidated Inc. 7.75% Notes due 2011	$2,000,000	2.1%	1,943,624	—	(1,763,624)	180,000	—
High Falls Brewing Company, LLC 12% Notes due 2007	$1,110,000	0.0%	1,110,000	—	(1,110,000)	—	—
Moran Energy, Inc. 8.75% Sub Notes due 2008	—	—	—	—	—	—	—
St. Paul Associates, LLC 12% Notes due 2009	$175,000	0.0%	180,771	—	(180,771)	—	—
Sea Containers Ltd. 10% Notes due 2012	$2,000,000	2.3%	2,054,583	—	(1,854,583)	200,000	—
U.S. Treasury Note 4.50% due 2011	$1,751,000	22.5%	1,877,206	44,114	—	1,921,320	—

			$14,464,034	44,114	(11,769,890)	2,738,258	163,323

	December 31, 2007
	Principal			Gross	Gross
	Amount or	Fair Value		Unrealized	Unrealized
	Number	as a % of		Holding	Holding	Fair	Dividend
	of Shares	Net Assets	Cost	Gains	Losses	Value	Income

Common and Preferred Stocks
Finova Group, Inc.	3,393,684	0.3%	957,579	—	(919,909)	37,670	—
Federal Home Loan Mortgage Corporation — Series L	99,200	21.4%	3,757,697	—	(534,689)	3,223,008	166,515
Federal Home Loan Mortgage Corporation — Series B	31,500	6.0%	1,357,875	—	(459,810)	898,065	73,395
Federal Home Loan Mortgage Corporation — Series M	3,900	0.8%	160,094	—	(35,684)	124,410	3,978
Fulton Financial Corporation	40,000	3.0%	541,028	—	(92,228)	448,800	6,000
Halterm Income Fund	—	—	—	—	—	—	9.377
*High Falls Brewing Company, LLC	193,900	0.0%	564,324	—	(564,324)	—	—
M & T Bank Corporation	—	—	—	—	—	—	48,000
Marsh & McLennan Companies, Inc.	100,000	17.6%	2,920,700	—	(273,700)	2,647,000	76,000
Merchants Group, Inc.	—	—	—	—	—	—	59,799
Ravensource Fund	74,000	4.6%	355,339	334,463	—	689,802	12,282
Sun-Rype Products Ltd.	—	—	—	—	—	—	18,884

Fixed Income Securities
Abitibi-Consolidated Inc. 7.75% Notes due 2011	$2,000,000	10.4%	1,921,496	—	(361,495)	1,560,000	—
High Falls Brewing Company, LLC 12% Notes due 2007	$1,110,000	0.0%	1,110,000	—	(1,110,000)	—	—
Moran Energy, Inc. 8.75% Sub Notes due 2008	$22,000	0.3%	13,728	35,635	—	49,363	—
St. Paul Associates, LLC 12% Notes due 2009	$175,000	1.2%	180,771	—	—	180,771	—
Sea Containers Ltd. 10% Notes due 2012	$2,000,000	8.7%	2,069,763	—	(764,763)	1,305,000	—

			$15,910,394	370,098	(5,116,604)	11,163,888	473,230

*	Investments in affiliated companies in which the Company owns more than 5% of voting shares.

Cost of purchases and proceeds from sales of investment securities were $2,022,149 and $3,057,552 during 2008 and $1,507,259 and $15,997,671 during 2007. The net loss on sale of investments in other companies was $(418,787) for 2008 and the net gain for 2007 was $13,138,650. Net gains and losses are computed using the average cost method.

The U.S. federal income tax basis of the Company’s investments at December 31, 2008, was $13,899,098, and net unrealized depreciation for U.S. federal income tax purposes was $11,204,954 (gross unrealized appreciation $0.00; gross unrealized depreciation $11,204,954). The difference between tax basis and the book basis of undistributed income is primarily due to computing gains and losses on investments using the specific identification method for tax and average cost for book purposes.

Investments in securities (continued)

Effective January 1, 2008, the Company adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (“SFAS 157”), “Fair Value Measurements.” This new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements. The three levels of the fair value hierarchy are as follows:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Company’s own assumption in determining the fair value of investments)

The inputs or methodology used in valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Company’s investments at fair value:

		Investments
		in
		Securities
Level 1:	Quoted Prices	$2,738,258
Level 2:	Other Significant Observable Inputs	—
Level 3:	Significant Unobservable Inputs**	—

Total		$2,738,258

**	The Company has investments in High Falls Brewing Company, LLC and St. Paul Associates, LLC fixed income securities which are Level 3 securities as the fair value is determined by the Pricing Committee of the Board of Directors. The Pricing Committee has determined the fair value of these securities to be zero as of December 31, 2008.

(3)    Other assets

The components of other assets at December 31, 2008 and 2007 are as follows:

	2008	2007

Deferred compensation, funded (note 4)	$—	$23,740
Miscellaneous	9,018	8,690

	$9,018	$32,430

The deferred compensation was owed to an affiliated person pursuant to a deferred compensation plan. Contributions are no longer being made to the plan. The affiliated person dissolved participation in the deferred compensation plan during 2008. The deferred compensation plan closed during 2008.

(4)    Accounts payable and accrued liabilities

The components of accounts payable and accrued liabilities at December 31, 2008 and 2007 are as follows:

	2008	2007

Trade accounts payable	$3,237	$3,580
Deferred compensation (note 3)	—	23,740
Miscellaneous accruals and payables	84,692	89,811

	$87,929	$117,131

(5)    Income taxes

Total income tax expense (benefit) for the years ended December 31, 2008 and 2007 are allocated as follows:

	2008		2007
	Earnings (loss)	Income Tax	Earnings (loss)	Income Tax
	before	Expense	before	Expense
	Income Tax	(Benefit)	Income Tax	(Benefit)

Investment income	$(143,503)	$(214,692)	$706,517	$423,445
Gain realized on investments in securities	(418,787)	(160,186)	13,138,650	5,025,534
Change in unrealized appreciation of investments	(6,979,270)	(2,669,571)	(16,074,001)	(6,148,307)

	$(7,541,560)	$(3,044,449)	$(2,228,834)	$(699,328)

The components of federal and state income tax expense (benefit) from continuing operations are summarized as follows:

	2008	2007

Current:
Federal	$54,762	$3,419,162
State	(804,420)	959,630

	(749,658)	4,378,792
Deferred:
Federal	(2,505,445)	(4,414,313)
State	210,654	(663,807)

	(2,294,791)	(5,078,120)

	$(3,044,449)	$(699,328)

In 2008 income tax expense (benefit) for the years presented was different than the amounts computed by applying the statutory federal income tax rate to earnings before income taxes. Income tax expense (benefit) for 2008 and 2007 was $(3,044,449) for an effective tax rate of (40.4)% compared to $(699,328) for an effective rate of (31.4%). The overall state tax benefit in 2008 was primarily attributable to a reduction in previously accrued taxes due to reduced risk on certain tax contingencies. The sources of these differences and the tax effects of each are as follows:

	2008	%	2007	%

Income tax (benefit) expense at federal rate	$(2,639,546)	(35.0)	$(780,094)	(35.0)
State income tax net of federal tax expense (benefit)	(773,732)	(10.3)	192,285	8.6
Change in state valuation allowance	387,784	5.1	—	—
Dividend exclusion	(40,476)	(0.5)	(132,501)	(5.9)
Foreign tax credit	—	—	(5,933)	(0.3)
Other	21,521	0.3	26,915	1.2

Provision for income tax expense (benefit)	$(3,044,449)	(40.4)	$(699,328)	(31.4)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 2008 and 2007 are presented below:

	2008	2007

Deferred tax assets:
Deferred compensation liability	$—	$9,081
Investment in securities, principally due to net realized losses on securities	4,485,109	1,815,538
State loss carryforwards	25,057	—

Total gross deferred tax assets	4,510,166	1,824,619

Valuation allowance	(387,784)	—

Net deferred tax assets	4,122,382	1,824,619

Deferred tax liabilities:
Other basis differences in securities	(216,088)	(213,116)

Total gross deferred tax liabilities	$(216,088)	$(213,116)

Net deferred tax asset	$3,906,294	$1,611,503

The calculation of deferred tax assets and liabilities at the end of each year is based on tax laws and rates enacted for future years.

The valuation allowance for deferred tax assets was $387,784 as of December 31, 2008 and $0 as of December 31, 2007. The total valuation allowance relative to state capital loss carryforwards and state net deferred assets increased $387,784 during 2008. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. In order to fully realize the deferred tax asset, the Company will need to generate future taxable income prior to the expiration of the deferred tax assets governed by the tax code. Based upon the level of historical taxable income and projections for future taxable income over the periods in which the deferred tax assets are deductible, management believes it is more likely than not the Company will realize the benefits of these deductible differences, net of the existing valuation allowances at December 31, 2008.

In June 2006, the FASB issued Interpretation (“FIN”) 48, Accounting for Uncertainty in Income Taxes-an interpretation of FASB Statement No. 109. The interpretation addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements. Pursuant to FIN 48, a corporation may recognize the tax benefit from an uncertain tax position only if it is more likely that not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. FIN 48 requires the tax benefits recognized in the financial statements to be measured based on the largest benefit that has a greater than fifty percent likelihood to be realized upon ultimate settlement. FIN 48 also provides guidance regarding derecognition of tax benefits, interest and penalties related to tax deficiencies, and requires additional income tax disclosures. The Company adopted the provisions of FIN 48 as of January 1, 2007.

As a result of the implementation of FIN 48 by the Company, the amount of unrecognized tax benefits as of January 1, 2008 was $2,436,000. As a result of various uncertain tax positions of the Company, the amount of unrecognized tax benefits as of December 31, 2008 was $1,734,000, of which $702,000 would impact the Company’s effective tax rate, if recognized. While it is possible that the unrecognized tax benefit could change significantly during the next year, it is reasonably possible that the Company will recognize approximately $226,000 of unrecognized tax benefits as a result of the expiration of the relevant statute of limitations. A reconciliation of the change in the gross unrecognized tax benefit balance from January 1, 2008 to December 31, 2008 is as follows:

Beginning Balance 1/1/2008	$2,436,000
Decreases as a result of positions taken during a prior period	$(435,000)
Increases as a result of positions taken during the current period	$—
Reductions as a result of a lapse of the applicable statute of limitations	$(267,000)

Ending Balance 12/31/2008	$1,734,000

Consistent with prior reporting periods, the Company recognizes interest accrued in connection with unrecognized tax benefits, net of related tax benefits, and penalties in income tax expense in consolidated statements of income. As of January 1, 2008, the Company had accrued approximately $359,000 for the payment of interest and penalties. As of December 31, 2008, the Company had accrued approximately $323,000 for the payment of interest and penalties.

Federal and state income tax returns of the Company for 2005 and subsequent years are subject to examination by the Internal Revenue Service and various other taxing authorities.

(6)    Net assets per share

Net assets per share are based on the number of shares of common stock and common stock equivalents outstanding. After deducting treasury stock, 886,579 shares are outstanding at December 31, 2008 and 2007.

(7)  Share repurchase program

During 2008 and 2007 no shares were repurchased.

As of December 31, 2008 the Company had repurchased 639,302 shares as treasury shares at a cost of $22,498,467. At December 31, 2008 a total of 639,202 treasury shares were cancelled and retired.

(8)  Distributions to Shareholders

Four dividends totaling $2.00 and $15.50 per share were declared during the twelve months ended December 31, 2008 and 2007, respectively. The dividends are taxable to stockholders as dividend income.

The Company’s directors have adopted a dividend policy to reflect the Company’s intention to distribute to shareholders as dividends not less than all undistributed personal holding company income of the Company as defined in the Internal Revenue Code. In the Company’s case, the sources of such income are primarily dividends, interest received, and gains on sales of securities. Dividends are paid quarterly and in the fourth quarter, if necessary, an adjusting dividend is paid to effect a distribution of all undistributed personal holding company income for the fiscal year. A special dividend of $14.00 per share in 2007 was paid based on the Company’s accumulated undistributed earnings and profits, the excess liquidity of the Company and the favorable income tax provisions accorded qualifying dividends under The Jobs and Growth Tax Relief Reconciliation Act of 2003.

(9)  Related Party Transactions

Each Director received fees of $2,500 per Board meeting attended and $2,000 per Audit Committee meeting attended. Each Director received an additional $10,000 annual retainer fee. The Chairman of the Audit Committee received an additional $5,000 annual retainer fee. For the twelve months ended December 31, 2008 and 2007 directors’ fees totaled $129,000, respectively.

The Company paid brokerage fees of $500 and $7,863 for the year ended December 31, 2008 and 2007, respectively. The Company has executed securities transactions through the brokerage firm of Trubee, Collins and Co., Inc., of which Brent D. Baird, President of the Company and an affiliated person of the Company, is a registered person. Trubee, Collins & Co., Inc. received brokerage fees of $450 and $750 during the year ended December 31, 2008 and 2007, respectively.

Financial Highlights
For the Years Ended December 31

	2008	2007	2006	2005	2004

Financial Highlights*
Investment income	$.46	$1.39	$2.94	$2.77	$4.02
Expenses (including income taxes)	(.38)	(1.07)	(.58)	.96	(1.59)

Investment income - net	.08	.32	2.36	3.73	2.43
Net realized and unrealized gain (loss) on real estate and investments	(5.16)	(2.04)	2.66	1.71	2.18

Total from investment operations	(5.08)	(1.72)	5.02	5.44	4.61
Distributions from investment income - net	(2.00)	(15.50)	(16.50)	(21.50)	(36.50)

Net (decrease) in net asset value	(7.08)	(17.22)	(11.48)	(16.06)	(31.89)
Net asset value:
Beginning of year	16.69	33.91	45.39	61.45	93.34

End of year	$9.61	$16.69	$33.91	$45.39	$61.45

Market value end of year	$4.60	$14.60	$28.00	$33.50	$56.00
Total Net Assets	$8,522,110	$14,792,579	$30,065,610	$40,238,487	$54,479,289

Ratios
Ratio of expenses including income tax expense (benefit) to average net assets	1.78%	3.27%	1.25%	(1.59)%	1.72%
Ratio of expenses net of income tax expense (benefit) to average net assets	4.56%	1.81%	1.26%	1.04%	.59%
Ratio of investment income - net to average net assets	0.59%	.97%	5.16%	6.16%	2.63%
Portfolio turnover	32.63%	8.13%	10.73%	17.31%	12.32%
Total return based on market price	(60.68)%	(22.41)%	17.84%	(4.62)%	19.52%
Average Shares Outstanding	886,579	886,579	886,579	886,579	886,579

*	Per share data is based upon the average number of shares outstanding for the year. The computation assumes that outstanding stock options were exercised and the proceeds used to purchase common stock.

Computation of Net Asset Value per Share
For the Years Ended December 31, 2008 and 2007

	2008	2007

Net Assets	$8,522,110	$14,792,579

Shares Outstanding	886,579	886,579

Net Assets Value per Share	$9.61	$16.69

First Carolina Investors, Inc.

Directors

Bruce C. Baird
 President of
 Belmont Contracting Co., Inc.

Patrick W.E. Hodgson†
 President of Cinnamon Investments Ltd. and
 Chairman of Todd Shipyards Corporation

Theodore E. Dann, Jr.†
 President and CEO of
 ACH Foam Technologies, LLC

James E. Traynor†
 President of
 Clear Springs Development Co., LLC

H. Thomas Webb III‡
 Real Estate Consultant

Officers:

H. Thomas Webb III
 Chairman

Brent D. Baird‡
 President

Bruce C. Baird
 Vice President, Secretary

Cynthia Raby
 Assistant Secretary

†Member of the Audit Committee
‡Member of the Pricing Committee

Registrar, Transfer and Disbursing Agent
Continental Stock Transfer and Trust Company
17 Battery Place
New York, NY 10004

Independent Registered Public Accounting Firm
KPMG LLP
401 South Tryon Street
Charlotte, NC 28202

Item 2.	Code of Ethics.

The Registrant adopted its Code of Ethics on October 17, 2002 and amended the reporting requirements set forth in the Code of Ethics on September 19, 2003 that applies to the Registrant’s principal executive officer, its directors, and all individuals performing principal financial functions on behalf of the Registrant. The Registrant has not amended the Code of Ethics as described in the Form N-CSR during the year ended December 31, 2008. The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the year ended December 31, 2008. A copy of the Registrant’s Code of Ethics may be obtained, free of charge, by contacting First Carolina Investors, Inc. in writing and requesting the same. The address is P. O. Box 1827, Fort Mill, SC 29716.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Audit Committee does not have a financial expert. The Audit Committee is composed of three directors possessing vast business experience and diverse financial backgrounds. In the opinion of the Board of Directors and the Audit Committee, no one Audit Committee member can be designated an expert to cover all possible matters to be considered, but collectively, and with the assistance of outside experts, the Audit Committee feels it can address the Registrant’s concerns effectively.

Item 4.	Principal Accountant Fees and Services.
(a)	Audit Fees.

The aggregate KPMG LLP fees billed for 2008 and 2007 were $68,600 and $68,280 respectively, for professional services rendered for audit of the Registrant’s financial statements, review of N-SAR and filing of N17-f2 reports for the fiscal year ended December 31, 2008 and 2007.

(b)	Audit Related Fees.

There were no audit related fees billed by KPMG LLP.

(c)	Tax Fees.

The aggregate KPMG LLP fees billed for 2008 and 2007 were $50,550 and $48,450 respectively, for professional services rendered to the Registrant for federal and state tax return preparation and research.

(d)	All Other Fees.

There were no other fees billed by KPMG LLP.

(e)(1)	Pursuant to Rule 2-10(c) (7) regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. The policies and procedures provide that audit, tax, audit-related fees and all other fees be proposed and pre-approved with the Audit Committee prior to the services being provided. The Audit Committee carefully considers the independence of the accountants and auditors and the reasonableness of the fees quoted in relation to the services anticipated. A copy of the pre-approval policy adopted by the Audit Committee will be forwarded upon written request to First Carolina Investors, Inc. at P. O. Box 1827, Fort Mill, South Carolina 29716.

(2)	The Registrant’s Audit Committee pre-approved 100% of the services described in item 4(a)through (d) at a meeting dated November 8, 2007 for the 2008 fees and at a meeting dated November 15, 2006 for the 2007 fees.

(f)	All work was performed by KPMG LLP full-time, permanent employees.

(g)	All fees paid to KPMG LLP in 2008 and 2007 have been disclosed.

(h)	All fees and services provided by KPMG LLP set forth in this Report were pre-approved by the Audit Committee.
Item 5.	Audit Committee of Listed Registrants.

Pursuant to Rule 10A-3 of the Securities Exchange Act of 1934, Registrant has established a separately-designated standing Audit Committee consisting of James E. Traynor (Chairman), Theodore E. Dann, Jr., and Patrick W. E. Hodgson.

Item 6.	Schedule of Investments.

The schedule of investments is included as a part of the 2008 Annual Report of First Carolina Investors, Inc. filed under Item 1 on this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The following Proxy Voting Policy, originally adopted on May 21, 2003 and restated on March 23, 2005 at a meeting of the Board of Directors of First Carolina Investors, Inc., is hereby stated as follows:

“The Proxy Voting Policy of First Carolina Investors, Inc. (the “Fund”) will be procedurally for the President to vote according to “management’s recommendations” in the received proxies, provided the vote is in the best interest of the Fund, and to send a copy to the Assistant Secretary for filing in the business records at the Fund’s headquarters. If the President believes it is not in the Fund’s best interests to vote in accordance with “management’s recommendations” on a proxy received, he will prepare a memorandum disclosing such reasons for disagreeing with “management’s recommendations” which will be kept in the business records at the Fund’s headquarters. In the event of a conflict of interest, the President will contact the Pricing Committee and the full Board of Directors of the Fund to discuss the issues. Copies of all proxies received and voted on will be available for all Directors and Officers to review at any time.”

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

As of the date of this Report, Brent D. Baird, President, and portfolio manager, is primarily responsible for the day-to-day management of the Registrant’s entire portfolio for 2008. Mr. Brent D. Baird has been primarily responsible for the Registrant’s investment portfolio during the past five years. Mr. Brent D. Baird does not provide day- to-day management for any other listed portfolio. No compensation is received by Mr. Brent D. Baird. As a shareholder of Registrant, Mr. Brent D. Baird owns more than $500,000 in shares.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

The Registrant has not repurchased its equity shares since December 17, 2003.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures disclosed in the Registrant’s filings in which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11.	Controls and Procedures.

The Registrant’s principal executive officer has concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) are adequate and satisfactory based on their evaluations of these controls and procedures at December 31, 2008. No significant changes in the internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses, has been deemed necessary.

Item 12.	Exhibits
(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17CFR 270.30a-2(a)) attached as EX.99.302CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17CFR 270.30a-2(b)) attached as EX99.906CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) FIRST CAROLINA INVESTORS, INC.

By:	/s/ Brent D. Baird

Brent D. Baird, Chief Executive Officer

Date:	February 27, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.
By:
Date:
The Company has no designated Chief Financial Officer at this time.